SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------


       Date of Report (Date of earliest event reported): October 31, 2002
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                         COACTIVE MARKETING GROUP, INC.
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             (Exact name of registrant as specified in its charter)



         Delaware                                               06-1340408
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(State or other jurisdiction                                 (I.R.S. Employer
     of incorporation)                                    Identification Number)



                                     0-20394
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                            (Commission File Number)


                 415 Northern Blvd., Great Neck, New York 11021
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               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (516) 622-2800
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Item 5.           Other Events.

                  On October 31, 2002, CoActive Marketing Group, Inc. and its subsidiaries (collectively, the "Company") entered into a Credit Agreement with Signature Bank (the "Bank"), pursuant to which the Company obtained a $3,000,000 term loan and a $3,000,000 revolving credit loan facility. Contemporaneously with the closing of the Credit Agreement, the Company borrowed $3,000,000 under the term loan and $1,200,000 under the revolving credit loan facility and used approximately $3,700,000 of the proceeds of the loans to repay in full the Company's indebtedness to its prior senior lender. The remaining loan proceeds were used to increase the Company's working capital. Borrowings under the term loan and revolving loan credit facility are evidenced by promissory notes and are secured by all of the Company's assets. Principal payments commencing December 1, 2002 on the term loan are to be made in 48 equal monthly installments of $62,500. The revolving loans are due and payable on October 30, 2005. Interest on the loans is due on a monthly basis at an annual rate equal to the Bank's prime rate plus .25% on the revolving loans, and the Bank's prime rate plus .50% on the term loan. The Credit Agreement provides for a number of negative and affirmative covenants, restrictions, limitations and other conditions including among others, (i) limitations regarding the payment of cash dividends, (ii) use of proceeds, (iii) maintenance of minimum net worth, (iv) maintenance of minimum quarterly earnings, (v) compliance with senior debt leverage ratio and debt service ratio covenants, and (vi) maintenance of 15% of beneficially owned shares of the Company held by certain members of the Company's management. The Company paid a $60,000 closing fee to the Bank plus its legal costs and expenses, and will pay a quarterly fee on the unused portion of the revolving loan credit facility equal to .25% per annum.

                  On November 4, 2002, the Company issued a press release regarding this financing, which is attached as an Exhibit to this Current Report on Form 8-K.


Item 7.           Financial Statements and Exhibits.

Exhibit 10.1 Credit Agreement dated as of October 31, 2002 by and among CoActive Marketing Group, Inc., Inmark Services, Inc., Optimum Group, Inc., U.S. Concepts, Inc., Grupo Hacerlo LLC and Signature Bank.

Exhibit 10.2 Form of Security Agreement, dated as of October 31, 2002, between each of CoActive Marketing Group, Inc., Inmark Services, Inc., Optimum Group, Inc., U.S. Concepts, Inc. and Grupo Hacerlo LLC and Signature Bank.

Exhibit 99.1      Press Release dated November 4, 2002.


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                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    November 4, 2002

                                         COACTIVE MARKETING GROUP, INC.


                                         By: /s/ DONALD A. BERNARD
                                             -----------------------------------
                                             Donald A. Bernard,
                                             Executive Vice President and Chief
                                             Financial Officer


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

                                  EXHIBIT INDEX

No.               Description
---               -----------

Exhibit 10.1 Credit Agreement dated as of October 31, 2002 by and among CoActive Marketing Group, Inc., Inmark Services, Inc., Optimum Group, Inc., U.S. Concepts, Inc., Grupo Hacerlo LLC and Signature Bank.

Exhibit 10.2 Form of Security Agreement, dated as of October 31, 2002, between each of CoActive Marketing Group, Inc., Inmark Services, Inc., Optimum Group, Inc., U.S. Concepts, Inc. and Grupo Hacerlo LLC and Signature Bank.

Exhibit 99.1      Press Release dated November 4, 2002.


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